Fees Summary	Feb. 17, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 8,433.18
Total Fee Amount	8,433.18
Total Transaction Valuation	61,065,732.00
Total Offset Amount	0.00
Net Fee	$ 0.00